                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 28, 1996
                                                 ------------------

                       BIOJECT MEDICAL TECHNOLOGIES INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     Oregon
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



                 0-15360                              93-1099680
         ------------------------         --------------------------------
         (Commission File Number)         (IRS Employer Identification No.)


       7620 SW Bridgeport Road
          Portland, Oregon                                            97224
---------------------------------------                             ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code  (503) 639-7221
                                                    --------------


                                     N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

TEXT OF PRESS RELEASE

BIOJECT ANNOUNCES CANCELLATION OF CONTRACT WITH SCHERING AG

Portland, Ore/January 28, 1997 - Bioject Medical Technologies Inc. (NASDAQ:BJCT), the leading manufacturer of jet injection devices for needle-free subcutaneous and intramuscular injections, reported that it has received notice that its contract with Schering AG, Germany, and Schering's United States subsidiary, Berlex Laboratories, will be cancelled. Under provisions of the contract, Schering AG has the option of cancelling the agreement if the FDA requires extensive clinical studies beyond an originally planned safety study. Schering AG recently received a review letter from the FDA which would have required Schering to conduct additional material clinical studies in order to use non-traditional delivery mechanisms with its Betaseronr product.

Jim O'Shea, Bioject's chairman and chief executive officer stated, "We are surprised and disappointed with Schering's decision to cancel the contract but we understand that the uncertain regulatory clearance schedule has been a significant factor in this decision. It does not diminish Bioject's commitment to extending our needle-free technology to other applications. We retain rights to the self-injection technology and are actively seeking other strategic partners for whom such a system would provide a competitive advantage. Schering and Berlex Laboratories have been good companies to work with and we wish them every success in the future."

Under terms of the contract, Schering must convert its $1.6 million note due from Bioject into approximately 460,000 shares of Bioject common stock at a conversion price of $3.50 per share. In addition, Schering is obligated to pay Bioject for all product ordered to date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          BIOJECT MEDICAL TECHNOLOGIES INC.



Date:    January 28, 1997                    By /s/ Peggy J. Miller
                                            ----------------------------------
                                            Peggy J. Miller
                                            Vice President, Chief Financial
                                            Officer, Secretary/Treasurer